Exhibit 99

             SCHEDULE 13D AND FORM 3, 4 AND 5 JOINT FILING AGREEMENT

     In accordance with Rules 13d-1(k) and 16a-3(j) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) and for any Form 3, Form 4 and Form 5, with respect to their group's direct and indirect beneficial ownership of common stock, $0.001 par value, of ITP Energy Corporation, a Nevada corporation, held through ITP Oil & Gas International S.A., and further agrees that this Joint Filing Agreement (the "Agreement") be included as an exhibit to such filings provided that, with respect to Schedule 13D as contemplated by Section 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other personss making the filing, unless such person knows or has reason to believe that such information is inaccurate.

     This Agreement may be executed in two or more counterparts, any one of which need not contain the signature of more than one party, but all such parties taken together will constitute part of this Agreement.

     In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement this May 9, 2011.


ITP OIL & GAS INTERNATIONAL S.A.


By: /s/ Manfredi Mazziotti di Celso
   -----------------------------------------------
Name: Manfredi Mazziotti di Celso
Title: Attorney-in-fact

MANFREDI MAZZIOTTI DI CELSO


By: /s/ Manfredi Mazziotti di Celso
   -----------------------------------------------
Name: Manfredi Mazziotti di Celso


FRANCESCA GHERARDINI


By: /s/ Manfredi Mazziotti di Celso
   -----------------------------------------------
Name: Manfredi Mazziotti di Celso
Title: Attorney-in-fact

ORSETTA MAZZIOTTI DI CELSO


By: /s/ Manfredi Mazziotti di Celso
   -----------------------------------------------
Name: Manfredi Mazziotti di Celso
Title: Attorney-in-fact

ELEONORA LUPETTA MAZZIOTTI DI CELSO


By: /s/ Manfredi Mazziotti di Celso
   -----------------------------------------------
Name: Manfredi Mazziotti di Celso
Title: Attorney-in-fact

MATTEO MAZZIOTTI DI CELSO


By: /s/ Manfredi Mazziotti di Celso
   -----------------------------------------------
Name: Manfredi Mazziotti di Celso
Title: Legal representative/guardian

FEDERICO MAZZIOTTI DI CELSO


By: /s/ Manfredi Mazziotti di Celso
   -----------------------------------------------
Name: Manfredi Mazziotti di Celso
Title: Legal representative/guardian

LODOVICO MAZZIOTTI DI CELSO


By: /s/ Manfredi Mazziotti di Celso
   -----------------------------------------------
Name: Manfredi Mazziotti di Celso
Title: Legal representative/guardian

MARIA MAZZIOTTI DI CELSO


By: /s/ Manfredi Mazziotti di Celso
   -----------------------------------------------
Name: Manfredi Mazziotti di Celso
Title: Legal representative/guardian

CHIARA MAZZIOTTI DI CELSO


By: /s/ Manfredi Mazziotti di Celso
   -----------------------------------------------
Name: Manfredi Mazziotti di Celso
Title: Legal representative/guardian

LAURA MAZZIOTTI DI CELSO


By: /s/ Manfredi Mazziotti di Celso
   -----------------------------------------------
Name: Manfredi Mazziotti di Celso
Title: Legal representative/guardian

ELENA MAZZIOTTI DI CELSO


By: /s/ Manfredi Mazziotti di Celso
   -----------------------------------------------
Name: Manfredi Mazziotti di Celso
Title: Legal representative/guardian